                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 9, 2005
                                ----------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         001-15451                  58-2480149
    --------                         ---------                  ----------
(State or other                     (Commission               (IRS Employer
 jurisdiction                       File Number)          Identification Number)
of incorporation)

               55 Glenlake Parkway, N.E.
                  Atlanta, Georgia                                30328
                  -----------------                               -----
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000



                                 Not applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 9, 2005, the Compensation Committee recommended and the Board of Directors approved the following compensation for our non-management directors to be effective for the period of service beginning January 1, 2005:

Annual Retainer......................$75,000
Annual Committee Chair Fee...........$10,000

Each non-management director also will receive an annual restricted stock grant of UPS Class A common stock in the amount of $85,000. Typically, these grants are to be made in May of each year. Upon joining the Board, a new non-management director will receive a restricted stock grant of UPS Class A common stock in the amount of $25,000.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) As reported on a Current Report on Form 8-K filed November 29, 2004, Calvin Darden announced on November 22, 2004 that he would retire as Senior Vice President, U.S. Operations and as a Director of United Parcel Service, Inc. ("UPS") in early 2005. On February 9, 2005, Mr. Darden advised UPS that he will retire from all positions with UPS on March 31, 2005.

(d) On February 9, 2005, the Board of Directors appointed John Beystehner, UPS's chief operating officer and president of UPS Airlines, to serve as a Director. He was appointed to serve on the Executive Committee of the Board. Mr. Beystehner will stand for election at the annual meeting of shareowners in May 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED PARCEL SERVICE, INC.



Date:  February 14, 2005            By: /s/ D. Scott Davis
                                        ----------------------------------------

                                    Name:   D. Scott Davis
                                    Title:  Senior Vice President, Treasurer
                                            and Chief Financial Officer